                                                                    EXHIBIT 10.9

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                           WARRANT TO PURCHASE STOCK

Corporation:               Lionbridge Technologies, Inc.
Number of Shares:          75,000 Shares
Class of Stock:            Common Stock
Initial Exercise Price:    $1.81
Issue Date:                June 28, 2001
Expiration Date:           June 28, 2006

     THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, SILICON VALLEY BANK ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

EXERCISE.
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Method of Exercise.  Holder may exercise this Warrant by delivering a duly
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executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

Conversion Right.  In lieu of exercising this Warrant as specified in Section
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1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.3.

Fair Market Value.  If the Shares are traded in a public market, the fair market
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value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

Delivery of Certificate and New Warrant.  Promptly after Holder exercises or
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converts this Warrant, the Company shall deliver to Holder certificates for the
Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

Replacement of Warrants.  On receipt of evidence reasonably satisfactory to the
-----------------------
Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

Assumption on Sale, Merger, or Consolidation of the Company.
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"Acquisition."  For the purpose of this Warrant, "Acquisition" means any sale,
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license, or other disposition of all or substantially all of the assets of the
Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.
Assumption of Warrant.  Upon the closing of any Acquisition, the successor
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entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. ADJUSTMENTS TO THE SHARES.
-------------------------

Stock Dividends Splits. Etc.  If the Company declares or pays a dividend on its
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common stock payable in common stock or other securities, or subdivides the outstanding common stock into a greater amount of common stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

Reclassification, Exchange or Substitution.  Upon any reclassification,
------------------------------------------
exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

Adjustments for Combinations, Etc.  If the outstanding shares are combined or
---------------------------------
consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

No Impairment.  The Company shall not, by amendment of its Certificate of
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Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

Fractional Shares.  No fractional Shares shall be issuable upon exercise or
-----------------
conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value of a full Share.

Certificate as to Adjustments.  Upon each adjustment of the Warrant Price, the
-----------------------------
Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

REPRESENTATIONS AND COVENANTS OF THE COMPANY.

Representations and Warranties.  The Company hereby represents and warrants to
------------------------------
the Holder as follows:

The initial Warrant Price referenced on the first page of this Warrant is the fair market value of the Shares as of the date of this Warrant.

All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

Information Rights.  So long as the Holder holds this Warrant and/or any of the
------------------
Shares, the Company shall deliver to the Holder (a) promptly but in any event within five (5) days after mailing, copies of all reports, notices or other written communications sent to the shareholders of the Company, (b) promptly, but in any event within five (5) days of filing with The Securities and Exchange Commission (the "SEC") or other governmental authority, copies of all reports filed with the SEC or such other governmental authority (including without limitation reports on Forms 10-K, 10-Q and 8-K)

MISCELLANEOUS.
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Term.  This Warrant is exercisable, in whole or in part, at any time and from
----
time to time on or before the Expiration Date set forth above.

Legends.  This Warrant and the Shares shall be imprinted with a legend in
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substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

Compliance with Securities Laws on Transfer.  This Warrant and the Shares
-------------------------------------------
issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

Transfer Procedure.  Subject to the provisions of Section 4.3, Holder may
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transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) at any time to Silicon Valley Bancshares or The Silicon Valley Bank Foundation, or to any affiliate of Holder, or, to any other transferee by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferees) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

Notices.  All notices and other communications from the Company to the Holder,
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or vice versa, shall be deemed delivered and effective when given personally or sent via a nationally recognized overnight delivery service such as FedEx on a prepaid priority delivery basis at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time. All notices to be provided under this Warrant shall be sent to the following address:

               Silicon Valley Bank
               Attn: Treasury Department
               3003 Tasman Drive
               Santa Clara, CA 95054

Waiver.  This Warrant and any term hereof may be changed, waived, discharged or
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terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

Attorneys Fees.  In the event of any dispute between the parties concerning the
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terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

Governing Law.  This Warrant shall be governed by and construed in accordance
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with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.

                                    "COMPANY"

                                    LIONBRIDGE TECHNOLOGIES, INC.


                                    By: /s/ Stephen J. Lifshatz
                                        -----------------------
                                        Steven J. Lifshatz
                                        Chief Financial Officer